Exhibit 10.30

BANK OF SCOTLAND
ASSET FINANCE

Specialist Finance
City House
City Road
Chester
CH88 3AN

Vanguard Rental (UK) Limited

James House

55 Welford Road

Leicester

LE2 7AR

Vanguard Rental (Holdings) Limited (the “Guarantor”)

James House

55 Welford Road

Leicester

LE2 7AR

26th January 2005

Dear Sirs

AMENDMENT NO. 1 TO THE LETTER OF OFFER DATED 3 DECEMBER 2004

We refer to the letter of offer dated 3 December 2004 pursuant to which we have agreed to make available to you vehicle financing facilities of up to a maximum aggregate principal amount of £200,000,000 and a guarantee facility of up to a maximum aggregate principal amount of €50,000,000, in each case on the terms and subject to the conditions contained therein (the “Letter of Offer”).

References in this letter to the Letter of Offer shall, unless the context otherwise requires, mean the Letter of Offer as unamended by this letter.

Words and expressions defined in the Letter of Offer shall have the same meanings when used in this letter.

We hereby agree that, for the purposes of clauses 7.7(a) and 8.5(a) of the Letter of Offer, the relevant monthly management accounts for the months of March, June, September and December in each year may be provided within 45 days of the relevant month end and clauses 7.7(a) and 8.5(a) of the Letter of Offer shall be construed accordingly.

We hereby further agree that, for the purposes of clause 7.8 of the Letter of Offer, the relevant compliance certificate to be delivered in respect of each Quarter may be provided within 45 days of the end of the relevant Quarter and clause 7.8 of the Letter of Offer shall be construed accordingly.

Save as amended by this letter, the provisions of the Letter of Offer shall continue in full force and effect. The Letter of Offer and this letter shall be read and construed as one instrument so that all references in the Letter of Offer to “this Letter of Offer”, “hereunder”, “herein” and similar expressions shall be references to the Letter of Offer as amended by this letter.

www.bankofscotland.co.uk/business		Bank of Scotland Asset Finance is a trading style of the companies listed overleaf.
Part of HBOS Group

“herein” and similar expressions shall be references to the Letter of Offer as amended by this letter.

This letter is supplemental to the Letter of Offer.

This letter may be signed in any number of counterparts and this shall have the same effect as if the signatures on the counterparts were on a single copy of this letter.

This letter will be governed by and construed in accordance with English law.

Yours faithfully,

/s/ G.K. Stanley
for and on behalf of
CAPITAL BANK plc

Agreed and accepted:

/s/ [ILLEGIBLE]
for and on behalf of
Vanguard Rental (UK) Limited
Date: 31/1/05

Agreed and accepted:

/s/ [ILLEGIBLE]
for and on behalf of
Vanguard Rental (Holdings) Limited*
Date: 31/1/05

* The Guarantor consents to this letter and confirms that its obligations under the guarantee dated 29 April 2002 shall remain in full force and effect in respect of Vanguard’s obligations under, inter alia, the Letter of Offer as amended by this letter.

(iv)          a “person” includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing;

(v)           “CAPITAL”, a “Lessor”, “Vanguard” or the “Guarantor” shall, where the context permits, include such person’s successors and permitted assigns and any persons deriving title under such person;

(vi)          a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(vii)         a provision of law is a reference to that provision as amended or re-enacted;

(vii)         a clause or appendix is a reference to a clause of or appendix to this Letter of Offer;

(ix)           a time of day is a reference to London time; and

(x)            a Potential Event of Default (other than an Event of Default) which is “continuing” is a reference to a Potential Event of Default which has not been remedied or waived and any reference to an Event of Default which is “continuing” is a reference to an Event of Default which has not been waived;

(b)           words importing the plural include the singular (and vice versa);

(c)           the ejusdem generis rule shall not apply and accordingly the interpretation of general words shall not be restricted by being preceded by words including a particular class of acts, matters or things or by being followed by particular examples; and

(d)           section, clause and appendix headings are for ease of reference only.